Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

DOCUMENTS CONTACT INVESTOR LOGIN INVESTMENT SOLUTIONS RESEARCH RESOURCES COMPANY START INVESTING Documents Looking for more information on our investment products? You've come to the right place. CONTACT US Tax Center Regulatory Filings Grayscale Bitcoin Trust Grayscale Bitcoin Trust (BTC) Form 424(b)(3) (1/10/2024) Jan 11, 2024 Grayscale Bitcoin Trust (BTC) Form 8-K (1/7/2024) Jan 09, 2024 Grayscale Bitcoin Trust (BTC) Form S-3 Amendment No. 5 (1/9/2024) Jan 09, 2024 Grayscale Bitcoin Trust (BTC) Form S-3 Amendment No. 4 (1/8/2024) Jan 08, 2024 Grayscale Bitcoin Trust (BTC) Form 8-K (12/29/2023) Jan 05, 2024 Grayscale Bitcoin Trust (BTC) Form 8-A (1/4/2024) Jan 04, 2024 Grayscale Bitcoin Trust (BTC) Form S-3 Amendment No. 3 (12/29/2023) Jan 02, 2024 Grayscale Bitcoin Trust (BTC) Form S-3 Amendment No. 2 (12/26/2023) Dec 26, 2023 Grayscale Bitcoin Trust (BTC) Form 8-K (12/26/2023) Dec 26, 2023 Grayscale Bitcoin Trust (BTC) Schedule 14A Proxy Statement (12/18/2023) Dec 18, 2023 Grayscale Bitcoin Trust (BTC) Schedule 14A Preliminary Proxy Statement (11/29/2023) Nov 29, 2023 Grayscale Bitcoin Trust (BTC) Form S-3 Amendment No. 1 (11/22/2023) Nov 22, 2023

Grayscale Bitcoin Trust (BTC) Form 8-K (11/16/2023) Nov 21, 2023 Grayscale Bitcoin Trust (BTC) Form 10-Q (Q3 2023) Nov 03, 2023 Grayscale Bitcoin Trust (BTC) Form 8-K (10/28/2023) Nov 02, 2023 Grayscale Bitcoin Trust (BTC) Form S-3 (10/19/2023) Oct 19, 2023 Grayscale Bitcoin Trust (BTC) Form 8-K (10/19/2023) Oct 19, 2023 Grayscale Bitcoin Trust (BTC) Form 8-K (9/5/2023) Sep 06, 2023 Grayscale Bitcoin Trust (BTC) Form 8-K (8/29/2023) Aug 29, 2023 Grayscale Bitcoin Trust (BTC) Form 10-Q (Q2 2023) Aug 04, 2023 Grayscale Bitcoin Trust (BTC) Form 8-K (7/29/2023) Aug 02, 2023 Grayscale Bitcoin Trust (BTC) Form 8-K (6/17/2023) Jun 23, 2023 Grayscale Bitcoin Trust (BTC) Form 8-K (6/20/2023) Jun 23, 2023 Grayscale Bitcoin Trust (BTC) Form 10-Q (Q1 2023) May 05, 2023 Grayscale Bitcoin Trust (BTC) Form 10-K (2022) Mar 01, 2023 Grayscale Bitcoin Trust (BTC) Form 8-K (12/19/2022) Dec 19, 2022 Grayscale Bitcoin Trust (BTC) Form 10-Q (Q3 2022) Nov 04, 2022 Grayscale Bitcoin Trust (BTC) Form 8-K (10/29/2022) Nov 03, 2022 Grayscale Bitcoin Trust (BTC) Form 8-K (10/3/2022) Oct 03, 2022 Grayscale Bitcoin Trust (BTC) Form 8-K (09/27/22) Sep 29, 2022 Grayscale Bitcoin Trust (BTC) Form 10-Q (Q2 2022) Aug 05, 2022 Grayscale Bitcoin Trust (BTC) Form 10-Q (Q1 2022) May 06, 2022 Grayscale Bitcoin Trust (BTC) Form 8-K (03/02/22) Mar 04, 2022 Grayscale Bitcoin Trust (BTC) Form 10-K (2021) Feb 25, 2022 Grayscale Bitcoin Trust (BTC) Form 8-K (02/01/22) Feb 04, 2022 Grayscale Bitcoin Trust (BTC) Form 8-K (01/11/22) Jan 13, 2022 Grayscale Bitcoin Trust (BTC) Form 10-Q (Q3 2021) Nov 05, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (10/20/21) Oct 21, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (10/19/21) Oct 19, 2021 Grayscale Bitcoin Trust (BTC) Form 10-Q (Q2 2021) Aug 06, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (07/09/2021) Jul 13, 2021 Grayscale Bitcoin Trust (BTC) Form 10-Q (Q1 2021) May 07, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (04/30/21) May 03, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (04/05/21) Apr 05, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (03/10/21) Mar 10, 2021

Grayscale Bitcoin Trust (BTC) Form 10-K (2020) Mar 05, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (02/18/21) Feb 23, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (02/11/21) Feb 17, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (01/27/21) Feb 01, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (01/15/20) Jan 21, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (01/14/20) Jan 14, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (12/31/20) Jan 07, 2021 Grayscale Bitcoin Trust (BTC) Form 8-K (12/23/20) Dec 29, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (12/18/20) Dec 23, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (12/11/20) Dec 16, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (12/3/20) Dec 09, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (11/27/20) Dec 02, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (11/20/20) Nov 25, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (11/13/20) Nov 19, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (11/05/20) Nov 10, 2020 Grayscale Bitcoin Trust (BTC) Form 10-Q (Q3 2020) Nov 06, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (10/27/20) Nov 02, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (10/15/20) Oct 21, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (10/14/20) Oct 14, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (09/23/20) Sep 29, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (09/03/20) Sep 10, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (08/26/20) Sep 01, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (08/14/20) Aug 20, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (08/06/20) Aug 12, 2020 Grayscale Bitcoin Trust (BTC) Form 10-Q (Q2 2020) Aug 07, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (07/24/20) Jul 30, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (07/15/20) Jul 15, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (06/19/20) Jun 25, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (06/11/20) Jun 17, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (05/29/20) Jun 04, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (05/20/20) May 27, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (05/13/20) May 19, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (05/06/20) May 12, 2020 Grayscale Bitcoin Trust (BTC) Form 10-Q (Q1 2020) May 08, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (04/29/20) May 05, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (04/24/20) Apr 30, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (04/17/20) Apr 23, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (04/16/20) Apr 17, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (03/21/20) Mar 25, 2020 Grayscale Bitcoin Trust (BTC) Form 10-K (2019) Mar 20, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (03/04/20) Mar 10, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (02/21/20) Feb 27, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (02/10/20) Feb 14, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (01/24/20) Jan 27, 2020 Grayscale Bitcoin Trust (BTC) Form 8-K (01/21/20) Jan 24, 2020 Grayscale Bitcoin Trust (BTC) Form 10 Dec 31, 2019 Grayscale Bitcoin Trust Annual Report (2018) Feb 22, 2019 Grayscale Bitcoin Trust (BTC) (the “Trust”) has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at http://sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Trust. An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust. Grayscale Bitcoin Cash Trust Grayscale Bitcoin Cash Trust (BCH) Form 8-K (12/26/2023) Dec 26, 2023 Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q1 2024) Nov 03, 2023 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (10/28/2023) Nov 02, 2023 Grayscale Bitcoin Cash Trust (BCH) Form 10-K (2023) Sep 01, 2023 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (7/29/2023) Aug 02, 2023 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (6/20/2023) Jun 23, 2023 Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q3 2023) May 05, 2023 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (4/29/2023) May 04, 2023 Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q2 2023) Feb 08, 2023 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (01/28/2023) Feb 02, 2023 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (11/10/2022) Nov 16, 2022 Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q1 2023)

Nov 04, 2022 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (10/3/2022) Oct 03, 2022 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (09/27/22) Sep 29, 2022 Grayscale Bitcoin Cash Trust (BCH) Form 10-K (2022) Sep 01, 2022 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (07/23/22) Jul 28, 2022 Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q3 2022) May 06, 2022 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (03/02/22) Mar 04, 2022 Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q2 2022) Feb 10, 2022 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (02/01/22) Feb 04, 2022 Grayscale Bitcoin Cash Trust (BCH) Form 10 Amendment No. 4 Feb 04, 2022 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (01/11/22) Jan 13, 2022 Grayscale Bitcoin Cash Trust (BCH) Form 8-K (12/9/21) Dec 10, 2021 Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q1 2022) Nov 05, 2021 Grayscale Bitcoin Cash Trust (BCH) Form 10 Amendment No. 3 Nov 04, 2021 Grayscale Bitcoin Cash Trust (BCH) Form 10 Amendment No. 2 Sep 22, 2021 Grayscale Bitcoin Cash Trust (BCH) Form 10 Amendment No. 1 Sep 03, 2021 Grayscale Bitcoin Cash Trust (BCH) Form 10 Jul 12, 2021 BCH - Quarterly Report - Q3 2021 May 07, 2021 BCH - Quarterly Report - Q2 2021 Feb 12, 2021 BCH - Quarterly Report - Q1 2021 Nov 06, 2020 BCH - Annual Report - 2020 Sep 23, 2020 BCH - Annual Report - 2019 Jul 24, 2020 BCH - Quarterly Report - Q3 2019 Jul 24, 2020 Grayscale Ethereum Trust Grayscale Ethereum Trust (ETH) Form 8-K (12/26/2023) Dec 26, 2023 Grayscale Ethereum Trust (ETH) Form 10-Q (Q3 2023) Nov 03, 2023 Grayscale Ethereum Trust (ETH) Form 8-K (10/28/2023)

(12/26/2023)
Dec 26, 2023

2023)
Nov 03, 2023

(10/28/2023)
Nov 02, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (10/02/2023)
Oct 02, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (09/18/2023)
Sep 18, 2023

Grayscale Ethereum Trust (ETH) Form 10-Q (Q2 2023)
Aug 04, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (6/17/2023)
Jun 23, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (6/20/2023)
Jun 23, 2023

Grayscale Ethereum Trust (ETH) Form 10-Q (Q1 2023)
May 05, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (3/16/2023)
Mar 16, 2023

Grayscale Ethereum Trust (ETH) Form 10-K (2022)
Mar 01, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (01/28/2023)
Feb 02, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (11/10/2022)
Nov 16, 2022

Grayscale Ethereum Trust (ETH) Form 10-Q (Q3 2022)
Nov 04, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (10/3/2022)
Oct 03, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (09/27/22)
Sep 29, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (9/26/22)
Sep 26, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (9/16/22)
Sep 16, 2022

Grayscale Ethereum Trust (ETH) Form 10-Q (Q2 2022)
Aug 05, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (07/23/22)
Jul 28, 2022

Grayscale Ethereum Trust (ETH) Form 10-Q (Q1 2022)
May 06, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (03/02/22)
Mar 04, 2022

Grayscale Ethereum Trust (ETH) Form 10-K (2021)
Feb 25, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (02/01/22)
Feb 04, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (01/11/22)
Jan 13, 2022

Grayscale Ethereum Trust (ETH) Form 10-Q (Q3 2021)
Nov 05, 2021

Grayscale Ethereum Trust (ETH) Form 10-Q (Q2 2021)
Aug 06, 2021

Grayscale Ethereum Trust (ETH) Form 10-Q (Q1 2021)
May 07, 2021

Grayscale Ethereum Trust (ETH) Form 10-K (2020)
Mar 05, 2021

Grayscale Ethereum Trust (ETH) Form 8-K (02/19/21)
Feb 24, 2021

Grayscale Ethereum Trust (ETH) Form 8-K

Grayscale Ethereum Trust (ETH) Form 8-K

Grayscale Ethereum Trust (ETH) Form 8-K

Grayscale Ethereum Trust (ETH) Form 8-K (02/11/21) Feb 17, 2021 Grayscale Ethereum Trust (ETH) Form 8-K (02/10/21) Feb 12, 2021 Grayscale Ethereum Trust (ETH) Form 8-K (02/03/21) Feb 08, 2021 Grayscale Ethereum Trust (ETH) Form 8-K (01/14/21) Jan 14, 2021 Grayscale Ethereum Trust (ETH) Form 8-K (12/31/20) Jan 07, 2021 Grayscale Ethereum Trust (ETH) Form 8-K (12/08/20) Dec 11, 2020 Grayscale Ethereum Trust (ETH) Form 8-K (12/02/20) Dec 09, 2020 Grayscale Ethereum Trust (ETH) Form 8-K (11/25/20) Dec 02, 2020 Grayscale Ethereum Trust (ETH) Form 8-K (11/20/20) Nov 25, 2020 Grayscale Ethereum Trust (ETH) Form 8-K (11/13/20) Nov 19, 2020 Grayscale Ethereum Trust (ETH) Form 8-K (11/5/20) Nov 10, 2020 Grayscale Ethereum Trust (ETH) Form 10-Q (Q3 2020) Nov 06, 2020 Grayscale Ethereum Trust (ETH) Form 8-K (10/30/20) Nov 05, 2020 Grayscale Ethereum Trust (ETH) Form 8-K (10/15/20) Oct 21, 2020 Grayscale Ethereum Trust (ETH) Form 8-K (10/14/20) Oct 14, 2020 Grayscale Ethereum Trust (ETH) Form 8-K (10/05/20) Oct 09, 2020 Grayscale Ethereum Trust (ETH) Form 10 Amendment No.1 Oct 02, 2020 ETH - Annual Report - 2019 Mar 20, 2020 ETH - Information and Disclosure Statement May 23, 2019 Grayscale Ethereum Classic Trust Grayscale Ethereum Classic Trust (ETC) Form 8-K (12/26/2023) Dec 26, 2023 Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q3 2023) Nov 03, 2023 Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q2 2023) Aug 04, 2023 Grayscale Ethereum Classic Trust (ETC) Form 8-K (6/17/2023) Jun 23, 2023 Grayscale Ethereum Classic Trust (ETC) Form 8-K (6/20/2023) Jun 23, 2023 Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q1 2023) May 05, 2023

Grayscale Ethereum Classic Trust (ETC) Form 10-K (2022) Mar 01, 2023 Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q3 2022) Nov 04, 2022 Grayscale Ethereum Classic Trust (ETC) Form 8-K (10/3/2022) Oct 03, 2022 Grayscale Ethereum Classic Trust (ETC) Form 8-K (09/27/22) Sep 29, 2022 Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q2 2022) Aug 05, 2022 Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q1 2022) May 06, 2022 Grayscale Ethereum Classic Trust (ETC) Form 8-K (4/1/22) Apr 01, 2022 Grayscale Ethereum Classic Trust (ETC) Form 8-K (03/02/22) Mar 04, 2022 Grayscale Ethereum Classic Trust (ETC) Form 10-K (2021) Feb 25, 2022 Grayscale Ethereum Classic Trust (ETC) Form 8-K (02/1/22) Feb 04, 2022 Grayscale Ethereum Classic Trust (ETC) Form 10 Amendment No. 4 Feb 04, 2022 Grayscale Ethereum Classic Trust (ETC) Form 8-K (01/11/22) Jan 13, 2022 Grayscale Ethereum Classic Trust (ETC) Form 8-K (12/9/21) Dec 10, 2021 Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q3 2021) Nov 05, 2021 Grayscale Ethereum Classic Trust (ETC) Form 10 Amendment No. 3 Nov 04, 2021 Grayscale Ethereum Classic Trust (ETC) Form 10 Amendment No. 2 Sep 22, 2021 Grayscale Ethereum Classic Trust (ETC) Form 10 Amendment No. 1 Sep 03, 2021 Grayscale Ethereum Classic Trust (ETC) Form 10 Jul 12, 2021 ETC - Information and Disclosure Statement May 02, 2018 ETC - Quarterly Report - Q1 2018 May 09, 2018 ETC - Quarterly Report - Q2 2018 Aug 06, 2018 ETC - Quarterly Report - Q3 2018 Nov 09, 2018 ETC - Annual Report - 2018 Feb 22, 2019 ETC - Quarterly Report - Q1 2019 May 14, 2019 ETC - Quarterly Report - Q2 2019 Aug 09, 2019 ETC - Quarterly Report - Q3 2019 Nov 11, 2019 ETC - Annual Report - 2019 Mar 20, 2020 ETC - Quarterly Report - Q1 2020 May 08, 2020 ETC - Quarterly Report - Q2 2020 Aug 12, 2020 ETC - Quarterly Report - Q3 2020 Nov 06, 2020 ETC - Annual Report - 2020 Mar 25, 2021 ETC - Quarterly Report - Q1 2021 May 07, 2021 ETC - Quarterly Report - Q2 2021 Aug 06, 2021

Grayscale Litecoin Trust Grayscale Litecoin Trust (LTC) Form 8-K (12/26/2023) Dec 26, 2023 Grayscale Litecoin Trust (LTC) Form 10-Q (Q1 2024) Nov 03, 2023 Grayscale Litecoin Trust (LTC) Form 10-K (2023) Sep 01, 2023 Grayscale Litecoin Trust (LTC) Form 8-K (7/29/2023) Aug 02, 2023 Grayscale Litecoin Trust (LTC) Form 8-K (6/20/2023) Jun 23, 2023 Grayscale Litecoin Trust (LTC) Form 10-Q (Q3 2023) May 05, 2023 Grayscale Litecoin Trust (LTC) Form 10-Q (Q2 2023) Feb 08, 2023 Grayscale Litecoin Trust (LTC) Form 8-K (1/28/2023) Feb 02, 2023 Grayscale Litecoin Trust (LTC) Form 8-K (11/10/2022) Nov 16, 2022 Grayscale Litecoin Trust (LTC) Form 10-Q (Q1 2023) Nov 04, 2022 Grayscale Litecoin Trust (LTC) Form 8-K (10/3/2022) Oct 03, 2022 Grayscale Litecoin Trust (LTC) Form 8-K (09/27/22) Sep 29, 2022 Grayscale Litecoin Trust (LTC) Form 10-K (2022) Sep 01, 2022 Grayscale Litecoin Trust (LTC) Form 8-K (07/23/22) Jul 28, 2022 Grayscale Litecoin Trust (LTC) Form 10-Q (Q3 2022) May 06, 2022 Grayscale Litecoin Trust (LTC) Form 8-K (03/02/22) Mar 04, 2022 Grayscale Litecoin Trust (LTC) Form 10-Q (Q2 2022) Feb 10, 2022 Grayscale Litecoin Trust (LTC) Form 8-K (02/01/22) Feb 04, 2022 Grayscale Litecoin Trust (LTC) Form 10 Amendment No. 4 Feb 04, 2022 Grayscale Litecoin Trust (LTC) Form 8-K (01/11/22) Jan 13, 2022 Grayscale Litecoin Trust (LTC) Form 8-K (12/9/21) Dec 10, 2021 Grayscale Litecoin Trust (LTC) Form 10-Q (Q1 2022) Nov 05, 2021 Grayscale Litecoin Trust (LTC) Form 10 Amendment No. 3 Nov 04, 2021 Grayscale Litecoin Trust (LTC) Form 10 Amendment No. 2 Sep 22, 2021

Grayscale Litecoin Trust (LTC) Form 10 Amendment No. 1 Sep 03, 2021 Grayscale Litecoin Trust (LTC) Form 10 Jul 12, 2021 LTC - Quarterly Report - Q3 2021 May 07, 2021 LTC - Quarterly Report - Q2 2021 Feb 12, 2021 LTC - Quarterly Report - Q1 2021 Nov 06, 2020 LTC - Annual Report - 2020 Sep 23, 2020 LTC - Quarterly Report - Q3 2020 Jul 24, 2020 LTC - Annual Report - 2019 Jul 24, 2020 Grayscale Stellar Lumens Grayscale Stellar Lumens Trust (XLM) Form 8-K (12/26/2023) Dec 26, 2023 Grayscale Stellar Lumens Trust (XLM) Form 10-K (2023) Nov 21, 2023 Grayscale Stellar Lumens Trust (XLM) Form 10-Q (Q3 2023) Aug 04, 2023 Grayscale Stellar Lumens Trust (XLM) Form 8-K (6/20/2023) Jun 23, 2023 Grayscale Stellar Lumens Trust (XLM) Form 10-Q (Q2 2023) May 05, 2023 Grayscale Stellar Lumens Trust (XLM) Form 10-Q (Q1 2023) Feb 08, 2023 Grayscale Stellar Lumens Trust (XLM) Form 8-K (01/28/2023) Feb 02, 2023 Grayscale Stellar Lumens Trust (XLM) Form 10-K (2022) Nov 21, 2022 Grayscale Stellar Lumens Trust (XLM) Form 8-K (11/04/2022) Nov 09, 2022 Grayscale Stellar Lumens Trust (XLM) Form 8-K (10/03/22) Oct 07, 2022 Grayscale Stellar Lumens Trust (XLM) Form 8-K (09/27/22) Sep 29, 2022 Grayscale Stellar Lumens Trust (XLM) Form 10-Q (Q3 2022) Aug 05, 2022 Grayscale Stellar Lumens Trust (XLM) Form 8-K (10/3/2022) Oct 03, 2022 XLM - Information and Disclosure Statement Oct 18, 2021 XLM - Quarterly Report - Q3 2021 Oct 18, 2021 XLM - Annual Report - 2021 Nov 22, 2021 XLM - Quarterly Report - Q1 2022 Feb 10, 2022 XLM - Quarterly Report - Q2 2022 May 06, 2022

Grayscale Zcash Trust Grayscale Zcash Trust (ZEC) Form 8-K (12/26/2023) Dec 26, 2023 Grayscale Zcash Trust (ZEC) Form 10-Q (Q3 2023) Nov 03, 2023 Grayscale Zcash Trust (ZEC) Form 10-Q (Q2 2023) Aug 04, 2023 Grayscale Zcash Trust (ZEC) Form 8-K (6/20/2023) Jun 23, 2023 Grayscale Zcash Trust (ZEC) Form 10-Q (Q1 2023) May 05, 2023 Grayscale Zcash Trust (ZEC) Form 8-K (4/29/2023) May 04, 2023 Grayscale Zcash Trust (ZEC) Form 10-K (2022) Mar 01, 2023 Grayscale Zcash Trust (ZEC) Form 8-K (01/28/2022) Feb 02, 2023 Grayscale Zcash Trust (ZEC) Form 10-Q (Q3 2022) Nov 04, 2022 Grayscale Zcash Trust (ZEC) Form 8-K (10/03/22) Oct 07, 2022 Grayscale Zcash Trust (ZEC) Form 8-K (10/3/2022) Oct 03, 2022 Grayscale Zcash Trust (ZEC) Form 8-K (09/27/22) Sep 29, 2022 Grayscale Zcash Trust (ZEC) Form 10-Q (Q2 2022) Aug 05, 2022 ZEC - Quarterly Report - Q1 2022 May 06, 2022 ZEC - Annual Report - 2021 Feb 25, 2022 ZEC - Quarterly Report - Q3 2021 Nov 05, 2021 ZEC - Quarterly Report - Q2 2021 Oct 18, 2021 ZEC - Information and Disclosure Statement Oct 18, 2021 Grayscale Horizen Trust Grayscale Horizen Trust (ZEN) Form 8-K (12/26/2023) Dec 26, 2023 Grayscale Horizen Trust (ZEN) Form 10-K (2023) Nov 21, 2023 Grayscale Horizen Trust (ZEN) Form 10-Q (Q3 2023) Aug 04, 2023 Grayscale Horizen Trust (ZEN) Form 8-K (6/16/2023) Jun 23, 2023 Grayscale Horizen Trust (ZEN) Form 8-K (6/20/2023) Jun 23, 2023 Grayscale Horizen Trust (ZEN) Form 10-Q (Q2 2023) May 05, 2023

(6/16/2023)

Jun 23, 2023

(6/20/2023)

Jun 23, 2023

May 05, 2023

Grayscale Horizen Trust (ZEN) Form 8-K (04/21/2023)

Apr 26, 2023

Grayscale Horizen Trust (ZEN) Form 8-K (04/04/2023)

Apr 06, 2023

Grayscale Horizen Trust (ZEN) Form 10-Q (Q1 2023)

Feb 08, 2023

Grayscale Horizen Trust (ZEN) Form 8-K (01/04/2023)

Jan 06, 2023

Grayscale Horizen Trust (ZEN) Form 10-K (2022)

Nov 21, 2022

Grayscale Horizen Trust (ZEN) Form 8-K (11/04/2022)

Nov 09, 2022

Grayscale Horizen Trust (ZEN) Form 8-K (10/03/22)

Oct 07, 2022

Grayscale Horizen Trust (ZEN) Form 8-K (10/3/2022)

Oct 03, 2022

Grayscale Horizen Trust (ZEN) Form 8-K (09/27/22)

Sep 29, 2022

Grayscale Horizen Trust (ZEN) Form 10-Q (Q2 2022)

Aug 05, 2022

ZEN - Quarterly Report - Q2 2022

May 06, 2022

ZEN - Quarterly Report - Q1 2022

Feb 10, 2022

ZEN - Annual Report - 2021

Nov 22, 2021

ZEN - Quarterly Report - Q3 2021

Oct 18, 2021

ZEN - Information and Disclosure Statement

Oct 18, 2021

Grayscale Digital Large Cap Fund

Grayscale Digital Large Cap Fund LLC Form 8-K (01/04/2024)

Jan 05, 2024

Grayscale Digital Large Cap Fund LLC Form 8-K (12/26/2023)

Dec 26, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (12/04/2023)

Dec 06, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (11/02/2023)

Nov 07, 2023

Grayscale Digital Large Cap Fund LLC Form 10-Q (Q1 2024)

Nov 03, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (10/04/2023)

Oct 05, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (09/18/2023)

Sep 18, 2023

Grayscale Digital Large Cap Fund LLC Form 10-K (2023)

Sep 01, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (07/06/2023)

Jul 07, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (6/16/2023) Jun 23, 2023 Grayscale Digital Large Cap Fund LLC Form 8-K (6/20/2023) Jun 23, 2023 Grayscale Digital Large Cap Fund LLC Form 10-Q (Q3 2023) May 05, 2023 Grayscale Digital Large Cap Fund LLC Form 8-K (04/05/2023) Apr 06, 2023 Grayscale Digital Large Cap Fund LLC Form 8-K (3/16/2023) Mar 16, 2023 Grayscale Digital Large Cap Fund LLC Form 10-Q (Q2 2023) Feb 08, 2023 Grayscale Digital Large Cap Fund LLC Form 8-K (01/05/2023) Jan 06, 2023 Grayscale Digital Large Cap Fund LLC Form 8-K (11/11/2022) Nov 16, 2022 Grayscale Digital Large Cap Fund LLC Form 10-Q (Q1 2023) Nov 04, 2022 Grayscale Digital Large Cap Fund LLC Form 8-K (10/5/2022) Oct 06, 2022 Grayscale Digital Large Cap Fund LLC Form 8-K (10/3/2022) Oct 03, 2022 Grayscale Digital Large Cap Fund LLC Form 8-K (09/27/22) Sep 29, 2022 Grayscale Digital Large Cap Fund LLC Form 8-K (9/26/22) Sep 26, 2022 Grayscale Digital Large Cap Fund LLC Form 8-K (9/16/22) Sep 16, 2022 Grayscale Digital Large Cap Fund LLC Form 10-K (2022) Sep 01, 2022 Grayscale Digital Large Cap Fund LLC Form 8-K (07/07/22) Jul 08, 2022 Grayscale Digital Large Cap Fund LLC Form 8-K (06/29/2022) Jun 29, 2022 Grayscale Digital Large Cap Fund LLC Form 10-Q (Q3 2022) May 06, 2022 Grayscale Digital Large Cap Fund LLC Form 8-K (04/30/22) May 04, 2022 Grayscale Digital Large Cap Fund LLC Form 8-K (04/05/22) Apr 08, 2022 Grayscale Digital Large Cap Fund LLC Form 8-K (03/02/22) Mar 04, 2022 Grayscale Digital Large Cap Fund LLC Form 10-Q (Q2 2022) Feb 10, 2022 Grayscale Digital Large Cap Fund LLC Form 8-K (02/01/22) Feb 04, 2022 Grayscale Digital Large Cap Fund LLC Form 10 Amendment No. 5 Feb 04, 2022 Grayscale Digital Large Cap Fund LLC Form 10 Amendment No. 4 Jan 20, 2022 Grayscale Digital Large Cap Fund LLC Form 8-K (01/11/22) Jan 13, 2022 Grayscale Digital Large Cap Fund LLC Form 10 Amendment No. 3 Nov 29, 2021 Grayscale Digital Large Cap Fund LLC Form 10-Q (Q1 2022) Nov 05, 2021 Grayscale Digital Large Cap Fund LLC Form 8-K (10/01/21) Oct 06, 2021 Grayscale Digital Large Cap Fund LLC Form 10-K (2021) Sep 27, 2021

Grayscale Digital Large Cap Fund LLC Form 10 Amendment No. 2 Aug 13, 2021 Grayscale Digital Large Cap Fund LLC Form 8-K (07/30/21) Jul 30, 2021 Grayscale Digital Large Cap Fund LLC Form 10 Amendment No. 1 Jun 25, 2021 Grayscale Digital Large Cap Fund LLC Form 10 May 13, 2021 GDLC - Quarterly Report - Q3 2021 May 13, 2021 GDLC - Quarterly Report - Q2 2021 Feb 12, 2021 GDLC - Quarterly Report - Q1 2021 Nov 06, 2020 GDLC - Annual Report - 2020 Sep 23, 2020 GDLC - Quarterly Report - Q3 2020 May 08, 2020 GDLC - Quarterly Report - Q2 2020 Feb 13, 2020 GDLC - Quarterly Report - Q1 2020 Nov 11, 2019 GDLC - Information and Disclosure Statement Oct 15, 2019 Grayscale Livepeer Trust LPT – Quarterly Report – Q3 2023 Nov 10, 2023 LPT - Quarterly Report - Q2 2023 Aug 11, 2023 LPT – Quarterly Report – Q1 2023 May 12, 2023 LPT - Annual Report - 2022 Mar 14, 2023 LPT - Quarterly Report - Q3 2022 Nov 10, 2022 LPT - Quarterly Report - Q2 2022 Aug 11, 2022 LPT - Quarterly Report - Q1 2022 May 16, 2022 LPT - Information and Disclosure Statement May 16, 2022 Grayscale Decentraland Trust MANA – Quarterly Report – Q3 2023 Nov 10, 2023 MANA - Quarterly Report - Q2 2023 Aug 11, 2023 MANA – Quarterly Report – Q1 2023 May 12, 2023

MANA - Annual Report - 2022 Mar 14, 2023 MANA - Quarterly Report - Q3 2022 Nov 10, 2022 MANA - Quarterly Report - Q2 2022 Aug 11, 2022 MANA - Quarterly Report - Q1 2022 May 16, 2022 MANA - Annual Report 2021 May 16, 2022 Grayscale Chainlink Trust LINK – Quarterly Report – Q3 2023 Nov 10, 2023 LINK - Quarterly Report - Q2 2023 Aug 11, 2023 LINK – Quarterly Report – Q1 2023 May 12, 2023 LINK - Annual Report - 2022 Mar 14, 2023 LINK - Quarterly Report - Q3 2022 Nov 10, 2022 LINK - Quarterly Report - Q2 2022 Aug 11, 2022 LINK - Quarterly Report - Q1 2022 May 16, 2022 LINK - Annual Report 2021 May 16, 2022 Grayscale Basic Attention Token Trust BAT – Quarterly Report – Q3 2023 Nov 10, 2023 BAT - Quarterly Report - Q2 2023 Aug 11, 2023 BAT – Quarterly Report – Q1 2023 May 12, 2023 BAT - Annual Report - 2022 Mar 14, 2023 BAT - Quarterly Report - Q3 2022 Nov 10, 2022 BAT - Quarterly Report - Q2 2022 Aug 11, 2022 BAT - Quarterly Report - Q1 2022 May 16, 2022 BAT - Annual Report 2021 May 16, 2022

Grayscale Filecoin Trust FIL – Quarterly Report – Q3 2023 Nov 10, 2023 FIL - Quarterly Report - Q2 2023 Aug 11, 2023 FIL – Quarterly Report – Q1 2023 May 12, 2023 FIL - Annual Report - 2022 Mar 14, 2023 FIL - Quarterly Report - Q3 2022 Nov 10, 2022 FIL - Quarterly Report - Q2 2022 Aug 10, 2022 FIL - Quarterly Report - Q1 2022 May 16, 2022 FIL - Information and Disclosure Statement May 16, 2022 Grayscale Decentralized Finance Fund DEFI – Quarterly Report – Q1 2024 Nov 10, 2023 DEFI - Annual Report - 2023 Sep 01, 2023 DEFI – Quarterly Report – Q3 2023 May 12, 2023 DEFI – Quarterly Report – Q2 2023 Feb 08, 2023 DEFI – Quarterly Report – Q1 2023 Dec 08, 2022 DEFI - Information and Disclosure Statement Dec 08, 2022 Grayscale Solana Trust SOL – Quarterly Report – Q3 2023 Nov 10, 2023 SOL - Quarterly Report - Q2 2023 Aug 11, 2023 SOL – Quarterly Report – Q1 2023 May 12, 2023

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DOCUMENTS CONTACT INVESTOR LOGIN INVESTMENT SOLUTIONS RESEARCH RESOURCES COMPANYSTART INVESTING Documents Looking for more information on our investment products? You've come to the right place. CONTACT US Tax Center Regulatory Filings Grayscale Bitcoin Trust Grayscale® Bitcoin Trust 2022 Tax Letter Dec 31, 2022 Grayscale® Bitcoin Trust 2021 Tax Letter Dec 31, 2021 Grayscale® Bitcoin Trust 2020 Tax Letter Dec 31, 2020 Grayscale® Bitcoin Trust 2019 Tax Letter Dec 31, 2019 Grayscale® Bitcoin Trust 2018 Tax Letter Dec 31, 2018 Grayscale Bitcoin Cash Trust Grayscale® Bitcoin Cash Trust 2022 Tax Letter Dec 31, 2022 Grayscale® Bitcoin Cash Trust 2021 Tax Letter Dec 31, 2021 Grayscale® Bitcoin Cash Trust 2020 Tax Letter Dec 31, 2020

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Grayscale Livepeer Trust Grayscale® Livepeer Trust 2022 Tax Letter Dec 31, 2022 Grayscale Decentraland Trust Grayscale® Decentraland Trust 2022 Tax Letter Dec 31, 2022 Grayscale Chainlink Trust Grayscale® Chainlink Trust 2022 Tax Letter Dec 31, 2022 Grayscale Basic Attention Token Trust Grayscale® Basic Attention Token Trust 2022 Tax Letter Dec 31, 2022

Grayscale Filecoin Trust Grayscale® Filecoin Trust 2022 Tax Letter Dec 31, 2022 Grayscale Decentralized Finance Fund Grayscale® Decentralized Finance Fund 2022 Tax Letter Dec 31, 2022 Need More Information? CONTACT US

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Grayscale Bitcoin Trust ETF ("GBTC" or "Trust")

The Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903-2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Foreside Fund Services, LLC is the Marketing Agent for the Grayscale Bitcoin Trust ETF. Foreside Fund Services, LLC is not affiliated with Grayscale Securities, LLC or Grayscale Investments, LLC.

NAV per Share is not calculated in accordance with GAAP. NAV per Share is not intended to be a substitute for the Trust's Principal Market NAV per Share calculated in accordance with GAAP.

Extreme volatility of trading prices that many digital assets, including Bitcoin, have experienced in recent periods and may continue to experience, could have a material adverse effect on the value of GBTC and the shares could lose all or substantially all of their value.

Digital assets represent a new and rapidly evolving industry. The value of GBTC depends on the acceptance of the digital assets, the capabilities and development of blockchain technologies and the fundamental investment characteristics of the digital asset.

Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

Digital assets may have concentrated ownership and large sales or distributions by holders of such digital assets could have an adverse effect on the market price of such digital assets.

The value of GBTC relates directly to the value of the underlying digital asset, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

A substantial direct investment in digital assets may require expensive and sometimes complicated arrangements in connection with the acquisition, security and safekeeping of the digital asset and may involve the payment of substantial acquisition fees from third party facilitators through cash payments of U.S. dollars. Because the value of GBTC is correlated with the value of Bitcoin, it is important to understand the investment attributes of, and the market for, the underlying digital asset. Please consult with your financial professional.

Prior to 1/11/2024, shares of Grayscale Bitcoin Trust (BTC) (the "Trust") were offered only in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and were quoted on the OTCQX® Best Market. The Trust did not have an ongoing share creation and redemption program. Effective as of the open of business on 1/11/2024, the shares of the Trust were listed to NYSE Arca as an exchange-traded product, the Trust established an ongoing share creation and redemption program and the shares are being offered on a registered basis pursuant to a Registration Statement on Form S-3.

The Trust’s investment objective both before and after 1/11/2024 has remained constant, namely to reflect the value of Bitcoin held by the Trust, less the Trust’s expenses and other liabilities. However prior to 1/11/2024, the Trust did not meet its investment objective and the Trust’s shares traded at both premiums and discounts to such value, which at times were substantial, in part due to the lack of an ongoing redemption program. Furthermore, the Trust’s performance prior to 1/11/2024 is based on market-determined prices on the OTCQX, while the Trust’s performance following such date is based on market-determined prices on NYSE Arca. As a result, the Trust’s historical data prior to 1/11/2024 is not directly comparable to, and should not be used to make conclusions in conjunction with, the Trust’s performance following that date. The performance of the Trust before and after 1/11/2024 may differ significantly. Other Products Sponsored or Managed by Grayscale (“Products”)Grayscale Investments, LLC (“Grayscale”) is the parent holding company of Grayscale Advisors, LLC (“GSA”), an SEC-registered investment adviser, as well Grayscale Securities, LLC (“GSS”), an SEC-registered broker/dealer and member of FINRA. Grayscale is not registered as an investment adviser under the Investment Advisers Act of 1940 and none of the investment products sponsored or managed by Grayscale are registered under the Investment Company Act of 1940. Investments managed by GSA are registered under the Investment Company Act of 1940 and subject to the rules and regulations of the Securities Act of 1933 and Investment Advisers Act of 1940. Carefully consider each Product’s investment objectives, risk factors, fees and expenses before investing. This and other information can be found in each Product’s private placement memorandum, which may be obtained from Grayscale and, for each Product that is an SEC reporting company, the SEC’s website, or for each Product that reports under the OTC Markets Alternative Reporting Standards, the OTC Markets website. Reports prepared in accordance with the OTC Markets Alternative Reporting Standards are not prepared in accordance with SEC requirements and may not contain all information that is useful for an informed investment decision. Read these documents carefully before investing.Investments in the Products are speculative investments that involve high degrees of risk, including a partial or total loss of invested funds. Grayscale Products are not suitable for any investor that cannot afford loss of the entire investment. The shares of each Product are intended to reflect the price of the digital asset(s) held by such Product (based on digital asset(s) per share), less such Product’s expenses and other liabilities. Because each Product does not currently operate a redemption program, there can be no assurance that the value of such Product’s shares will reflect the value of the assets held by such Product, less such Product’s expenses and other liabilities, and the shares of such Product, if traded on any secondary market, may trade at a substantial premium over, or a substantial discount to, the value of the assets held by such Product, less such Product’s expenses and other liabilities, and such Product may be unable to meet its investment objective. This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This material is strictly for illustrative, educational, or informational purposes and is subject to change. The shares of each Product are not registered under the Securities Act of 1933 (the “Securities Act”), the Securities Exchange Act of 1934 (except for Products that are SEC reporting companies), the Investment Company Act of 1940, or any state securities laws. The Products are offered in private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act and are only available to accredited investors. As a result, the shares of each Product are restricted and subject to significant limitations on resales and transfers. Potential investors in any Product should carefully consider the long-term nature of an investment in that Product prior to making an investment decision. The shares of certain Products are also publicly quoted on OTC Markets and shares that have become unrestricted in accordance with the rules and regulations of the SEC may be bought and sold throughout the day through any brokerage account. Risk Disclosures Extreme volatility of trading prices that many digital assets, including Bitcoin, have experienced in recent periods and may continue to experience, could have a material adverse effect on the value of the Product and the shares of each Product could lose all or substantially all of their value.
Digital assets represent a new and rapidly evolving industry. The value of the Product shares depends on the acceptance of the digital assets, the capabilities and development of blockchain technologies and the fundamental investment characteristics of the digital asset.
Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.
Digital assets may have concentrated ownership and large sales or distributions by holders of such digital assets could have an adverse effect on the market price of such digital assets.
The value of the Product shares relates directly to the value of the underlying digital asset, the value of which may be highly volatile and subject to fluctuations due to a number of factors. A substantial direct investment in digital assets may require expensive and sometimes complicated arrangements in connection with the acquisition, security and safekeeping of the digital asset and may involve the payment of substantial acquisition fees from third party facilitators through cash payments of U.S. dollars. Because the value of the Shares is correlated with the value of digital asset(s) held by the Product, it is important to understand the investment attributes of, and the market for, the underlying digital asset. Please consult with your financial professional. The Product relies on third party service providers to perform certain functions essential to the affairs of the Product and the replacement of such service providers could pose a challenge to the safekeeping of the digital asset and to the operations of the Product. The Products are distributed by Grayscale Securities, LLC (Member FINRA/SIPC). SIPC coverage does not apply to crypto asset products or services discussed on the website. © 2024 Grayscale Investments, LLC. All trademarks, service marks and/or trade names (e.g., BITCOIN INVESTING BEGINS HERE, DROP GOLD, G, GRAYSCALE, GRAYSCALE CRYPTO SECTORS, and GRAYSCALE INVESTMENTS) are owned and/or registered by Grayscale Investments, LLC. All of the content on our site - including text, software, scripts, code, designs, graphics, photos, sounds, music, videos, applications, interactive features, articles, news stories, sketches, animations, stickers, general artwork and other content ("Content") - is owned by Grayscale Investments, LLC or others we license Content from, and is protected by copyright, patent and other laws. Grayscale Investments, LLC reserves all rights not expressly described herein.

Grayscale Bitcoin Trust (BTC) (the “Trust”) has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.